UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2026

ILLUMINATION ACQUISITION CORP I

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-43169	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 Lexington Avenue, 40th Floor

New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

(646) 348-9369

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	ILLUU	The Nasdaq Stock Market LLC
Class A Ordinary shares, par value $0.0001 per share	ILLU	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for Class A ordinary shares at an exercise price of $11.50 per share	ILLUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Effective April 13, 2026, the board of directors of Illumination Acquisition Corp 1 (the “Company”) appointed John DeMarais as Chief Operating Officer. In connection with his appointment, the Company and Mr. DeMarais will enter into a standard form of indemnification agreement. There are no arrangements or understandings pursuant to which Mr. DeMarais has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. DeMarais joined Lucid Capital Markets, LLC in April 2025 and serves as a Director in its investment banking practice, where he is responsible for deal sourcing and execution across capital markets and M&A advisory assignments. Mr. DeMarais has experience supporting a broad range of transactions for both public and private companies across multiple growth sectors. He has also supported the sponsor of six SPAC business combinations and has been involved in over 20 SPAC transactions across the full lifecycle, including capital raising, advisory, structuring and execution. Prior to joining Lucid, from February 2021 to April 2025, Mr. DeMarais was in the investment banking practice at Craig-Hallum Capital Group, where he participated in the sourcing and execution of over 100 lower middle market transactions. Earlier in his career, from August 2017 to February 2021, Mr. DeMarais worked in the Financial Services Assurance practice at Ernst & Young. Mr. DeMarais holds a B.A. from Gustavus Adolphus College.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2026

ILLUMINATION ACQUISITION CORP I

By:	/s/ John Lipman
	Name:	John Lipman
	Title:	Chief Executive Officer

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